                                                                                EXHIBIT 32.1

                                 CERTIFICATION PURSUANT TO
                                      18 U.S.C.ss.1350,
                                   AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cognigen  Networks,  Inc. (the "Company") on Form
10-QSB for the period ended  September  30, 2004 as filed with the  Securities  and Exchange
Commission  on the date hereof (the  "Report"),  I,  Thomas S.  Smith,  President  and Chief
Executive Officer of the Company,  certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.  The  Report  fully  complies  with the  requirements  of  Section  13(a) or 15(d) of the
Securities Exchange Act of 1934; and
2. The information  contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                    /s/  Thomas S. Smith
                                    --------------------
                                    Thomas S. Smith
                                    President and Chief Executive Officer
Dated: November 5, 2004